SECURITIES PURCHASE AGREEMENT


            SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 25, 2000, by and among LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC., a Delaware corporation (the "Company"), and each of the purchasers set forth on the execution page hereof (individually, a "Purchaser" and collectively, the "Purchasers").

                                    WHEREAS:

           A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

           B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, (i) convertible notes of the Company in the aggregate principal amount of
Thirty-Five Million Dollars ($35,000,000), in the form attached hereto as Exhibit A (the "Notes"), convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and (ii) warrants (the
"Warrants"), in the form attached hereto as Exhibit B, to acquire 5,000,800 shares of Common Stock in the aggregate. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

           C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

            D. All references herein to monetary denominations shall refer to lawful money of the United States of America.

            NOW, THEREFORE, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1.          PURCHASE AND SALE OF DEBENTURES AND WARRANTS

            a. Purchase of Notes and Warrants. On the Closing Date (as defined below) subject to the satisfaction (or waiver) of the conditions set forth in
Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, such Notes and the Warrants for the purchase price as is set forth on such Purchaser's

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execution page hereof (the "Purchase  Price").  Each  Purchaser's  obligation to purchase its Notes and Warrants hereunder is distinct and separate from each other Purchaser's obligation to purchase its Notes and Warrants, and no Purchaser shall be required to purchase hereunder more than the number of its Notes and Warrants set forth on such Purchaser's execution page hereto notwithstanding any failure by any other Purchaser to purchase its Notes and Warrants hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

            b. Form of Payment. On the Closing Date, each Purchaser shall pay such Purchaser's Purchase Price for the Notes and Warrants being purchased by such Purchaser at the Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Notes and Warrants being purchased by such Purchaser, and the Company shall deliver such Notes and Warrants against delivery of such Purchase Price.

            c. Closing Date. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes and the Warrants pursuant to this Agreement (the "Closing") shall be 12:00 noon Eastern Time on July 26, 2000 (subject to a two (2) business day grace period at any party's option, but in no event later than July 28, 2000), or such other time as may be mutually agreed upon by the Company and the Purchasers (the "Closing Date"). The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania 19102.

2.          PURCHASERS' REPRESENTATIONS AND WARRANTIES

            Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

            a. Purchase for Own Account, Etc. Such Purchaser is purchasing the Securities for such Purchaser's own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

            b. Accredited Investor and Interested Stockholder Status. Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D. As of the date hereof, such Purchaser is not an "interested stockholder" of the Company as such term is defined in Section 203(c)(5) of the Delaware General Corporation Law.

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            c.  Reliance on  Exemptions.  Such  Purchaser  understands  that the
Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and the Quebec Securities Act and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

            d. Information. Such Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the Company and has received what such Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Such Purchaser understands that such Purchaser's investment in the Securities involves a high degree of risk.

            e. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            f. Transfer or Resale. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws or the Quebec Securities Act, and may not be transferred unless (a) subsequently registered thereunder, or (b) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of such Purchaser who is an Accredited Investor; and
(ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

            g.  Legends.  Such  Purchaser  understands  that the  Notes  and the
Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

            The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder), or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. Such Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to such Purchaser the Company may require that the above legend be placed on any such Security and such Purchaser shall cooperate in the prompt replacement of such legend.

            h. Authorization;  Enforcement.  This Agreement and the Registration
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            i. Residency. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on the execution page hereto executed by such Purchaser.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each Purchaser as follows:

            a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on
(i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Notes, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

            b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants and the Registration Rights Agreement, to issue and sell the Notes and Warrants in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Notes in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement, the Notes, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by the Company's Board of Directors and, subject only to the approval of the Company's stockholders at the meeting of stockholders referred to in Section 4(m) hereof, no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, the Notes and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            c. Stockholder Authorization. Neither the execution, delivery or performance by the Company of its obligations under this Agreement, the Notes, the Warrants or the Registration Rights Agreement nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Notes or Warrants or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) require any consent or authorization of the Company's stockholders, including but not limited to consent under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. (the "NASD") or any similar rule, subject only, with respect to the creation and issuance of the Notes and the Warrants, the issuance of the Conversion Shares upon the conversion of the Notes and the issuance of the Warrant Shares upon exercise of the Warrants, to the approval of the Company's stockholders as required by applicable law, rule or regulation (including Rule 4460(i) promulgated by the NASD).

            d. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Notes and exercise of the Warrants is set forth on Schedule 3(d). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as disclosed on Schedule 3(d), no shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 3(d), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, nor are any such issuances or arrangements contemplated and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement and the Registration Rights Agreement, dated June 21, 1999 between the Company and Molex Incorporated). Except as set forth on Schedule 3(d), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Notes or the Warrants. The Company has furnished to such Purchaser true and correct copies of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Amended and Restated By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

            e. Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Notes and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and, except as disclosed on Schedule 3(d), will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

            f. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Notes and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Notes, the Warrants, the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations,
amendments,   accelerations,   cancellations   and   violations  as  would  not,
individually or in the aggregate, have a Material Adverse Effect) and as disclosed on Schedule 3(f). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The respective businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which, either singly or in the aggregate, would not have a Material Adverse Effect. Except as disclosed on Schedule 3(f) or as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency, any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Notes or the Warrants, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

            g. SEC Documents, Financial Statements. Since January 4, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended under applicable law nor are any such amendments presently contemplated. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except

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(i) as may be otherwise  indicated  in such  financial  statements  or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, if reflected in such financial statements, would not have a Material Adverse Effect.

            h. Absence of Certain Changes. Since December 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the SEC Documents filed prior to the date hereof.

            i. Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof or on Schedule 3(i), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body including, without limitation, the SEC or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which could have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

            j. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as disclosed on Schedule 3(j), neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the

Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

            k. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act of Canada; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            l. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to any Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects (or, in the case of information provided to any Purchaser, was true and correct in all material respects when so provided) and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

            m. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

            n. Form SB-2 and S-1 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form SB-2 or S-1 under the Securities Act. There exist no facts or circumstances known to the Company that would prohibit or delay the preparation and filing of a registration statement on Form SB-2 or S-1 with respect to the Registrable Securities (as defined in the Registration Rights Agreement), except that the Company will be required to include audited financial statements as of and for the year ended June 30, 2000 with such registration statement.

            o. No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

            p. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

            q. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, with the exception of commissions, fees or payments owed to William Blair & Co. relating to this Agreement or the transactions contemplated hereby, which shall be paid by the Company.

            r. Acknowledgment Regarding Securities. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with the terms of the Notes is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Notes and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

            s. Tax Status. Except as set forth in the SEC Documents filed prior to the date hereof, the Company and each of its subsidiaries has made or filed all U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

            t. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            u. Insurance. The Company has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. To the best knowledge of the Company, no default or event has occurred that could give rise to a default under any such policy.

            v. Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or of any partnership or joint venture currently or at any time affiliated with the Company. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws. The environmental compliance programs of the Company comply in all respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

4.          COVENANTS.

            a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

            b. Form D; Blue Sky Laws; Current Report. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser. Within two trading days after the Closing Date, the Company agrees to file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

            c. Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. From and after such time as the Company meets the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form, the Company will use its best efforts to continue to meet such requirements.

            d. Use of Proceeds. The Company shall use the proceeds from the sale of the Notes and the Warrants as set forth on Schedule 4(d).

            e. Expenses. The Company shall pay to Heights Capital Management, Inc. ("Heights") at the Closing, reimbursement for the expenses reasonably incurred by Heights and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, Heights' and its affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"); provided, however, Capital Ventures International ("CVI") shall be permitted to deduct all Expenses (subject to such maximum amount) from the Purchase Price payable by CVI hereunder. In addition, from time to time thereafter, upon Heights' written request, the Company shall pay to Heights such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by
Heights or its affiliates or agents in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. Notwithstanding the foregoing, the Company shall not be obligated to reimburse Heights for more than $50,000 pursuant to this Section 4(e).

            f. Financial Information. The Company shall send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on

Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases (other than trade releases) issued by the Company or any of its subsidiaries.

            g. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Notes and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), as the case may be, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Conversion Shares and Warrant Shares are outstanding. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Notes and the full exercise of the Warrants (except as a result of any such conversion or exercise) without the written consent of the Purchaser. The Company shall promptly provide to the holders of the Notes copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

            h. Corporate Existence. Except as provided in the immediately succeeding sentence and for transactions that would permit the Company to require conversion of the Notes in accordance with Article III.C thereof, so long as the Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence. The Company may merge, consolidate or sell all or substantially all of its assets, provided that any surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Notes and the Warrants (except as otherwise provided therein) and the agreements and instruments entered into in connection herewith whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Notes and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX. Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in any merger, consolidation or sale of all or substantially all of its assets at any time prior to the effectiveness of the registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement without (A) providing each Purchaser with written notice of such transaction at least sixty
(60) days prior to the consummation of the transaction and (B) obtaining the written consent of the Purchasers holding a majority-in-interest of the then outstanding principal amount of the Notes on or before such consummation.

            i. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

            j. Redemptions and Dividends. So long as any Purchaser beneficially owns any Notes, the Company shall not, without first obtaining the written approval of such Purchaser, repurchase, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company; provided, however, if there are three or more Purchasers, then only the written approval of Purchasers holding a majority-in-interest of the then outstanding principal amount of the Notes shall be required.

            k. Trading Restrictions. No Purchaser shall be permitted to sell, transfer or otherwise dispose of, during any 45 trading day period, more than 4.99% of the least number of shares of Common Stock issued and outstanding during such 45 trading day period (other than dispositions to the Company).

            l. Additional Equity Capital; Right of First Offer. The Company agrees that during the period beginning on the date hereof and ending on the date which is 180 days following the Closing Date (the "Lock-Up Period"), the Company will not, without the prior written consent of each Purchaser, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) ("Future Offerings"). In addition, the Company will not conduct any Future Offering during the 180 days following the expiration of the Lock-Up Period, unless it shall have first delivered to each Purchaser, at least ten business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates an option during the ten business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitations"); provided, however, that in the event more than one Purchaser desires to purchase such securities, the interested Purchasers may allocate such Future Offering among themselves by agreement among such Purchasers or, in the event such Purchasers cannot reach an agreement in such period, such Future Offering shall be allocated among them on a pro rata basis equal to the percentage each such Purchaser's Purchase Price bears to the sum of the Purchase Prices of such interested Purchasers. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to (i) the issuance of securities pursuant to a firm commitment public offering, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or
(iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option or restricted stock plan for the benefit of the Company's employees or directors.

            m. Stockholders' Meeting. The Company shall call a meeting of its stockholders to be held as promptly as practicable and in any event no later than November 30, 2000 for the purpose of voting upon and approving this Agreement, the Notes, Warrants and the Registration Rights Agreement, the authorization and issuance of the Notes and the Warrants, and the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Notes and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters sufficient to comply with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD, and shall vote such proxies, as well as the irrevocable proxies contemplated by Section 5(h), in favor of such matters.

            n. Information. The Company will furnish to each Purchaser, so long as it holds any Notes or Warrants, and to each other institutional holder of any Notes or Warrants, in duplicate:

               (i) concurrently with the filing with the SEC of its annual reports and quarterly reports on Form 10-K and Form 10-Q, respectively, a certificate of the President, a Vice President or a senior financial officer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company or such subsidiary has taken, is taking or proposes to take with respect thereto;

               (ii) promptly after the receipt thereof by the Company, and in any event within 15 days after such receipt, copies of any reports as to material inadequacies in accounting controls (including reports as to the absence of any such inadequacies) submitted to the Company by independent accountants in connection with any audit of the Company or of any subsidiary made by such accountants;

               (iii) promptly after a responsible officer of the Company shall become aware of the existence of a default under any of the Notes or any Event of Default (as defined in the Notes), a certificate of the President, a Vice President or a senior financial officer of the Company specifying the nature and period of existence thereof and what action the Company or any of its subsidiaries, as the case may be, is taking or proposes to take with respect thereto; and

               (iv) the information the Company must deliver to any holder or to any prospective transferee of a Note in order to permit the sale or other transfer of such Note pursuant to Rule 144A of the SEC or any similar rule then in effect.

               The Company will keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of a Note or any prospective transferee of a Note designated by a holder thereof.

            o. Inspection of Properties and Books. So long as any of the Purchasers or any other institutional investor shall hold Notes, such Purchaser or other holder and their respective representatives and agents (collectively, the "Inspectors") shall have the right, at any Purchaser's or such holder's expense, to visit and inspect any of the properties of the Company and of its subsidiaries, to examine the books of account and records of the Company and of its subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as such Purchaser or such other holder may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (b) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 4(o). Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

5.          TRANSFER AGENT INSTRUCTIONS.

            a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Notes or exercise of the Warrants, as applicable. To the extent and during the periods provided in

Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

            b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares and the Warrant Shares prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way any Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

            c. If any Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144 or such Securities may be sold pursuant to an effective Registration Statement, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.          CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligation of the Company hereunder to issue and sell the Notes and the Warrants to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            a. Each Purchaser shall have executed such Purchaser's signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

            b. Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

            b. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

            d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.          CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

            The obligation of each Purchaser hereunder to purchase such Purchaser's Notes and Warrants hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

            a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

            b. The Company shall have delivered to such Purchaser duly executed Notes and Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(a) above.

            c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser.

            d. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            e. Each Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date in substantially the form of Exhibit E attached hereto.

            f. No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

            g. The Purchasers shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement, the Notes, the Warrants and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company.

            h. Each of Dr. S. Iraj Najafi, Dr. Mark P. Andrews and Molex Incorporated (each a "Stockholder" and collectively, the "Stockholders") shall have executed and delivered to the Company, prior to or simultaneously with the Closing, irrevocable proxies as contemplated by Section 4(m), which shall cover all shares of the capital stock of the Company beneficially owned by such Stockholder or over which such Stockholder has voting power and all shares of the capital stock of the Company which such Stockholder may subsequently acquire beneficial ownership of, or voting power with respect to, and shall authorize the holder thereof to vote in favor of this Agreement, the Note, the Warrants and the Registration Rights Agreement, and the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrants, the issuance of Conversion Shares upon conversion of or otherwise pursuant to the Note and the issuance of Warrant Shares upon exercise of or otherwise pursuant to the Warrants) at any meeting of the stockholders of the Company or any other circumstance when such stockholders are entitled to vote with respect thereto.

8.          MISCELLANEOUS.

            a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

            b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed signature page shall not affect the validity or enforceability of this Agreement.

            c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            e. Entire Agreement;  Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

            f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by responsible overnight carrier, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier, in each case addressed to a party. The addresses for such communications shall be:

                         If to the Company:

                         Lumenon Innovative Lightwave Technology, Inc. 8851 Trans-Canada Highway
                         St. Laurent, Quebec H45 1Z6
                         Canada
                         Attention: Vincent Belanger

                         with copies to:

                         De Grandpre Chaurette Levesque
                         2000 Avenue McGill College, Suite 1600
                         Montreal, Quebec H3A 3H3
                         Canada
                         Attention:  Pierre Barnard
                         and:

                         Olshan Grundman Frome Rosenzweig & Wolosky, LLP 505 Park Avenue
                         New York, NY  10022
                         Attention:  David J. Adler


            If to any Purchaser, to the address set forth under such Purchaser's name on the execution page hereto executed by such Purchaser.

            Each party shall provide notice to the other parties of any change in address.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder, except, upon the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit any Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Notes, the Warrants or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Notes, the Warrants or the Registration Rights Agreement, the Securities may be pledged and all rights of any Purchaser under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser's margin or brokerage accounts.

            h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that Section 4(f) may be enforced by Heights.

            i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made by any person or entity (other than the Company) against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby or (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Any claim for indemnification pursuant to this Section 8(i) shall be subject to the terms, conditions and procedures set forth in the Registration Rights Agreement, which terms, conditions and procedures are incorporated herein by reference.

            j. Publicity. The Company and each Purchaser shall have the right to review and approve, such approval not to be unreasonably withheld or delayed, before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

            k. Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            l. Termination. In the event that the Closing shall not have occurred on or before July 28, 2000, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

            m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Notes, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

            n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

            o. Additional Acknowledgment. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, the Notes, the Warrants and the Registration Rights Agreement, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a "group" for purposes of
Section 13(d) of the Exchange Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

LUMENON INNOVATIVE LIGHTWAVE
  TECHNOLOGY, INC.


By: /s/ S. Iraj Najafi
   -------------------------------
   Name:  S. Iraj Najafi
   Title:  President

CAPITAL VENTURES INTERNATIONAL

By:  Heights Capital Management, Inc.,
     its authorized agent


     By: /s/ Martin Kobinger
        ---------------------------
        Name:  Martin Kobinger
        Title:  Investment Manager

RESIDENCE:  Cayman Islands

ADDRESS:    c/o Heights Capital Management, Inc.
            425 California Street, Suite 1100
            San Francisco, CA  94104
            Attention:  Andrew Frost and Martin Kobinger

with copies of all notices to:

            Heights Capital Management, Inc.
            401 City Avenue, Suite 220
            Bala Cynwyd, PA 19004-1122
            Attention:  Todd L. Silverberg, Esquire

            Klehr, Harrison, Harvey, Branzburg & Ellers LLP
            260 South Broad Street
            Philadelphia, PA   19102
            Attention:  Robert W. Cleveland, Esquire
            Telecopy:   (215) 568-6603

Original Principal Amount:          $23,300,000

Number of Warrants:     3,329,104

                       [signatures continued on next page]

CASTLE CREEK TECHNOLOGY PARTNERS LLC


By: /s/ Mike Spolan
   ---------------------------------
   Name:  Mike Spolan
   Title:  Managing Director

RESIDENCE: Illinois

ADDRESS:  2000 Powell Street, Suite 1625
          Emeryville, CA  94608
          Attention: Michael Spolan

with copies of all notices to:

          Klehr, Harrison, Harvey, Branzburg & Ellers LLP
          260 South Broad Street
          Philadelphia, PA   19102
          Attention:  Robert W. Cleveland, Esquire

Original Principal Amount of Notes: $11,700,000

Number of Warrants:     1,671,696